DELAWARE GROUP STATE TAX-FREE INCOME TRUST
Delaware Tax-Free Pennsylvania Fund
(the "Fund")

Supplement to the Fund's Prospectus dated April 30, 2004

The following replaces the chart under Dealer compensation on page 15 under the heading About your account - Investing in the Fund of the prospectus:

	Class A1	Class B2	Class C3
Commission (%)	-	4.00%	1.00%
Investment up to $99,999	4.00%	-	-
$100,000 to $249,999	3.00%	-	-
$250,000 to $499,999	2.00%	-	-
$500,000 to $999,999	1.60%	-	-
$1,000,000 to $4,999,999	1.00%	-	-
$5,000,000 to $24,999,999	0.50%	-	-
$25,000,000 or more	0.25%	-	-
12b-1 fee to Dealer	0.30%	0.25%	1.00%

1On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%, however the Distributor has contracted to limit this amount to 0.25% through April 30, 2005.
2On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.
3On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

This Supplement is dated May 7, 2004.